Exhibit 99.1

Sonic Automotive Reports Fourth Quarter and Full Year Financial Results

Fourth Quarter Results Include All-Time Record Quarterly Revenues of $3.9 Billion

All-Time Record Annual EchoPark Segment Adjusted EBITDA*

The Company Exceeded Its Technician Hiring Goal, Increasing Headcount By 335 Technicians In 2024

CHARLOTTE, N.C. – February 12, 2025 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic,” the “Company,” "we," "us" or "our") (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the fourth quarter and fiscal year ended December 31, 2024.

Fourth Quarter 2024 Financial Summary
•All-time record quarterly total revenues of $3.9 billion, up 9% year-over-year; total gross profit of $574.0 million, up 6% year-over-year
•Reported net income of $58.6 million, up 51% year-over-year ($1.67 earnings per diluted share, up 50% year-over-year)
◦Reported net income for the fourth quarter of 2024 includes the effect of a $10.0 million pre-tax gain from cyber insurance proceeds and a $2.7 million net pre-tax acquisition and disposition related gain, offset partially by a $3.2 million pre-tax storm damage charge, a $1.5 million pre-tax charge related to non-cash impairment charges, and a $0.5 million pre-tax long-term compensation charge (collectively, these items are partially offset by a $2.0 million tax expense on the above net benefit). Reported net income for the fourth quarter of 2023 includes the effect of a $16.7 million pre-tax charge related to non-cash impairment charges (partially offset by a $4.3 million tax benefit on the charge) and a one time income tax charge of $5.8 million related to certain non-deductible tax items.
◦Excluding these items, adjusted fourth quarter net income* was $53.1 million, down 7% year-over-year ($1.51 adjusted earnings per diluted share*, down 7% year-over-year)
•Total reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 69.6% (67.3% on a Franchised Dealerships Segment basis, 87.0% on an EchoPark Segment basis, and 113.2% on a Powersports Segment basis)
◦Total adjusted SG&A expenses as a percentage of gross profit* of 71.2% (69.3% on a Franchised Dealerships Segment basis, 85.5% on an EchoPark Segment basis, and 106.6% on a Powersports Segment basis)
•All-time record quarterly Franchised Dealerships Segment revenues of $3.4 billion, up 12% year-over-year; Franchised Dealerships Segment gross profit of $517.4 million, up 5% year-over-year
•EchoPark Segment revenues of $506.2 million, down 9% year-over-year; fourth quarter record EchoPark Segment gross profit of $49.0 million, up 14% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 16,674 units, down 5% year-over-year
•Reported EchoPark Segment loss of $2.6 million, an 84% improvement year-over-year, and adjusted EchoPark Segment loss* of $1.8 million, an 89% improvement year-over-year
•EchoPark Segment adjusted EBITDA* of $4.2 million, up 146% year-over-year, as compared to a $9.1 million adjusted EBITDA* loss in the prior year period

◦Excluding the impact from closed stores, EchoPark Segment adjusted EBITDA* was $4.9 million, a 178% improvement from an adjusted EBITDA* loss of $6.3 million in the prior year period
•During the fourth quarter, Sonic acquired the remaining 50% equity in a joint venture in North Point Volvo, in addition to acquiring Audi New Orleans and Motorcycles of Charlotte & Greensboro, which collectively are expected to add approximately $145.0 million in annualized revenues
•Subsequent to December 31, 2024, Sonic’s Board of Directors approved a quarterly cash dividend of $0.35 per share, payable on April 15, 2025 to all stockholders of record on March 14, 2025

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Full Year 2024 Financial Summary
•Total revenues of $14.2 billion, down 1% year-over-year; gross profit of $2.2 billion, down 2% year-over-year
•Reported full year net income of $216.0 million, up 21% year-over-year ($6.18 earnings per diluted share, up 24% year-over-year)
◦Reported net income for full year 2024 includes the effect of $13.4 million in excess compensation expense paid to our teammates related to the CDK outage, an $8.3 million pre-tax storm damage charge, $5.5 million in pre-tax severance and long-term compensation charges, a $3.9 million pre-tax charge related to non-cash impairment charges, and a $2.1 million pre-tax charge related to closed store accrued expenses, offset by a $10.0 million pre-tax gain from cyber insurance proceeds, a $5.6 million net pre-tax acquisition and disposition related gain, and a $3.0 million pre-tax gain on the exit of leased dealerships (collectively, these items are partially offset by a $3.8 million tax benefit on the above net charges), and a one-time income tax benefit of $31.0 million associated with an out of period adjustment correcting an error recorded in connection with the impairment of franchise assets in a prior period. Reported net income for full year 2023 includes the effect of a $79.3 million pre-tax charge related to non-cash impairment charges and a $10.0 million pre-tax charge to gross profit related to inventory valuation adjustments, offset partially by a net $9.4 million net pre-tax benefit to SG&A expenses (collectively, partially offset by a $19.9 million tax benefit on the above net charges) and a one-time tax charge of $5.8 million related to certain non-deductible tax items.
◦Excluding these items, adjusted net income* was $195.8 million, down 20% year-over year ($5.60 adjusted earnings per diluted share*, down 18% year-over-year)
•Total reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 71.9% (70.9% on a Franchised Dealerships Segment basis, 79.7% on an EchoPark Segment basis, and 82.0% on a Powersports Segment basis)
•Total adjusted SG&A expenses as a percentage of gross profit* of 71.5% (70.4% on a Franchised Dealerships Segment basis, 79.6% on an EchoPark Segment basis, and 80.9% on a Powersports Segment basis)
•All-time record annual Franchised Dealerships Segment revenues of $11.9 billion, up 1% year-over-year; Franchised Dealerships Segment gross profit of $1.9 billion, down 5% year-over-year
•EchoPark Segment revenues of $2.1 billion, down 13% year-over-year; EchoPark Segment gross profit of $207.9 million, up 28% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 69,053 units, down 6% year-over-year

•Reported EchoPark Segment income of $3.5 million, up 103% year-over-year from a loss of $132.5 million in the prior year, and adjusted EchoPark Segment income* of $3.7 million, up 103% year-over year from a loss of $112.8 million in the prior year
•EchoPark Segment adjusted EBITDA*of $27.6 million, up 133% year-over-year from a loss of $83.0 million in the prior year
◦Excluding closed stores, EchoPark Segment adjusted EBITDA* was $32.5 million, a 166% improvement from an adjusted EBITDA* loss of $49.4 million in the prior year
•During 2024, Sonic repurchased approximately 0.6 million shares of its Class A Common Stock for an aggregate purchase price of approximately $34.4 million

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Commentary
David Smith, Chairman and Chief Executive Officer of Sonic Automotive, stated, “I'm very proud of our team's performance in the fourth quarter, building positive momentum heading into 2025. Our franchised dealerships segment achieved all-time record quarterly revenues, outperforming the industry in both new and used retail unit sales volume growth and generating all-time quarterly record parts and service revenues. In the fourth quarter, we accelerated our technician hiring and retention initiative, exceeding our goal of increasing technician headcount by 300 in 2024, with a final net increase of 335 technicians. This strong finish to 2024 positions us well for continued growth in 2025, and our entire team remains focused on executing our strategy and continuing to grow our business, creating long-term value for our stakeholders.”

Jeff Dyke, President of Sonic Automotive, commented, “2024 was a strong year of execution across all of our operating segments, despite affordability challenges for our guests, operational disruptions from the CDK outage, manufacturer stop-sale orders on certain makes and models, and continued normalization of new vehicle margins. Our EchoPark team did an excellent job executing our strategy to return to profitability, achieving all-time record annual adjusted EBITDA* of $27.6 million - an incredible turnaround from a loss of $83.0 million in 2023. As we look ahead to 2025, our focus remains on delivering an outstanding experience for our guests and teammates, continuing to grow our EchoPark volume and profitability, gaining market share in our franchised dealerships and powersports segments, and optimizing our expense structure to drive sustained success.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “As we close out 2024, Sonic is in a strong financial position to continue to execute our long-term strategic plan. As of December 31, 2024, we had approximately $384 million in cash and floor plan deposits on hand, with total liquidity of approximately $862 million, before considering unencumbered real estate. In 2025, we anticipate numerous opportunities to deploy our capital to grow our revenue base and enhance shareholder returns.”

Fourth Quarter 2024 Segment Highlights
The financial measures discussed below are results for the fourth quarter of 2024 with comparisons made to the fourth quarter of 2023, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues up 12%; same store gross profit up 5%
•Same store retail new vehicle unit sales volume up 13%; same store retail new vehicle gross profit per unit down 25%, to $3,241

•Same store retail used vehicle unit sales volume up 5%; same store retail used vehicle gross profit per unit down 3%, to $1,396
•Same store parts, service and collision repair (“Fixed Operations”) gross profit up 12%; same store customer pay gross profit up 5%; same store warranty gross profit up 45%; same store Fixed Operations gross margin up 80 basis points, to 50.7%
•Same store finance and insurance ("F&I") gross profit up 14%; same store F&I gross profit per retail unit of $2,427, up 4%
•On a trailing quarter cost of sales basis, the Franchised Dealerships Segment had 46 days’ supply of new vehicle inventory (including in-transit) and 31 days’ supply of used vehicle inventory
•EchoPark Segment operating results include:
•Revenues of $506.2 million, down 9% year-over-year; gross profit of $49.0 million, up 14% year-over-year
◦On a same market basis (which excludes closed stores), revenues were flat and gross profit was up 29%
•Retail used vehicle unit sales volume of 16,674, down 5% year-over-year
◦On a same market basis (which excludes closed stores), retail used vehicle unit sales volume was up 4%
•Reported segment loss of $2.6 million, adjusted segment loss* of $1.8 million, and adjusted EBITDA* of $4.2 million
◦Closed stores within the segment negatively impacted reported segment loss by $0.8 million, adjusted segment loss by $0.8 million and segment adjusted EBITDA* by $0.7 million
•On a trailing quarter cost of sales basis, the EchoPark Segment had 38 days’ supply of used vehicle inventory
•Powersports Segment operating results include:
•Revenues of $30.6 million, up 13%; gross profit of $7.5 million, up 7%; gross margin of 24.6%
•Reported segment loss of $3.4 million, adjusted segment loss* of $2.9 million, and adjusted EBITDA loss* of $1.0 million

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Full Year 2024 Segment Highlights
The financial measures discussed below are results for the full year 2024 with comparisons made to the full year 2023, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues up 2%; same store gross profit down 4%
•Same store retail new vehicle unit sales volume up 5%; same store retail new vehicle gross profit per unit down 30%, to $3,387
•Same store retail used vehicle unit sales volume up 2%; same store retail used vehicle gross profit per unit down 9%, to $1,477
•Same store Fixed Operations gross profit up 7%; same store customer pay gross profit up 4%; same store warranty gross profit up 25%; same store Fixed Operations gross margin up 70 basis points, to 50.4%
•Same store F&I gross profit up 2% year-over-year; same store F&I gross profit per retail unit of $2,377, down 1% year-over-year
•EchoPark Segment operating results include:

•Revenues of $2.1 billion, down 13% year-over-year; gross profit of $207.9 million, up 28% year-over-year
◦On a same market basis (which excludes closed stores), revenues were up 4% and gross profit was up 48%
•Retail used vehicle unit sales volume of 69,053, down 6% year-over-year
◦On a same market basis (which excludes closed stores), retail used vehicle unit sales volume was up 10%
•Reported segment income of $3.5 million, adjusted segment income* of $3.7 million, and adjusted EBITDA* of $27.6 million
◦Closed stores within the segment negatively impacted segment income by $6.8 million, adjusted segment income* by $4.5 million and segment adjusted EBITDA* by $4.9 million
•Powersports Segment operating results include:
•Revenues of $157.3 million, down 4%; gross profit of $43.7 million, down 13%; gross margin of 27.8%
•Reported segment loss of $1.1 million, adjusted segment loss* of $0.6 million, and adjusted EBITDA* of $6.3 million

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Dividend
Sonic’s Board of Directors approved a quarterly cash dividend of $0.35 per share, payable on April 15, 2025 to all stockholders of record on March 14, 2025.

Fourth Quarter 2024 Earnings Conference Call
Senior management will hold a conference call today at 11:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com and select the webcast link at the top of the page. For telephone access to this conference call, please dial (877) 407-8289 (domestic) or +1 (201) 689-8341 (international) and ask to be connected to the Sonic Automotive Fourth Quarter 2024 Earnings Conference Call. Dial-in access remains available throughout the live call; however, to ensure you are connected for the full call we suggest dialing in at least 10 minutes before the start of the call. A webcast replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable diversified automotive retail and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive and powersports retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in these categories. Our new platforms, programs, and people are set to drive the next generation of automotive and powersports experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive
EchoPark Automotive is one of the most comprehensive retailers of nearly new pre-owned vehicles in America today. Our unique business model offers a best-in-class shopping experience and utilizes one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award-winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. Consumers have responded by putting EchoPark among the top national pre-owned vehicle retailers in products, sales, and service, while receiving the 2023 Consumer Satisfaction Award from DealerRater. EchoPark’s mission is in the name: Every Car, Happy Owner. This drives the experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements
Included herein are forward-looking statements, including statements regarding anticipated future EchoPark unit sales volume, anticipated future EchoPark profitability, anticipated future Franchised Dealerships Segment market share, and anticipated future Powersports Segment market share. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, the ultimate impact of the CDK outage on the Company, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in each of our operating segments, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, the integration of recent or future acquisitions, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC. Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per diluted share, adjusted SG&A expenses as a percentage of gross profit, segment income (loss), adjusted segment income (loss), adjusted EBITDA, and adjusted EBITDA loss. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts
Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer
Danny Wieland, Vice President, Investor Relations & Financial Reporting
ir@sonicautomotive.com

Press Inquiries:
Sonic Automotive Media Relations
media.relations@sonicautomotive.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)
Results of Operations - Consolidated

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,932.3	$1,680.2	15%	$6,507.5	$6,304.6	3%
Fleet new vehicles	27.3	21.8	25%	95.3	92.2	3%
Total new vehicles	1,959.6	1,702.0	15%	6,602.8	6,396.8	3%
Used vehicles	1,197.6	1,222.4	(2)%	4,780.1	5,213.6	(8)%
Wholesale vehicles	71.3	62.6	14%	287.1	318.8	(10)%
Total vehicles	3,228.5	2,987.0	8%	11,670.0	11,929.2	(2)%
Parts, service and collision repair	476.7	431.9	10%	1,846.5	1,759.5	5%
Finance, insurance and other, net	190.6	166.0	15%	707.8	683.7	4%
Total revenues	3,895.8	3,584.9	9%	14,224.3	14,372.4	(1)%
Cost of sales:
Retail new vehicles	(1,825.7)	(1,555.7)	(17)%	(6,119.1)	(5,769.2)	(6)%
Fleet new vehicles	(26.6)	(20.9)	(27)%	(92.3)	(88.2)	(5)%
Total new vehicles	(1,852.3)	(1,576.6)	(17)%	(6,211.4)	(5,857.4)	(6)%
Used vehicles	(1,159.8)	(1,184.9)	2%	(4,609.4)	(5,062.4)	9%
Wholesale vehicles	(74.6)	(65.8)	(13)%	(293.1)	(321.4)	9%
Total vehicles	(3,086.7)	(2,827.3)	(9)%	(11,113.9)	(11,241.2)	1%
Parts, service and collision repair	(235.1)	(216.5)	(9)%	(917.6)	(885.5)	(4)%
Total cost of sales	(3,321.8)	(3,043.8)	(9)%	(12,031.5)	(12,126.7)	1%
Gross profit	574.0	541.1	6%	2,192.8	2,245.7	(2)%
Selling, general and administrative expenses	(399.6)	(386.3)	(3)%	(1,577.0)	(1,600.5)	1%
Impairment charges	(1.5)	(16.7)	NM	(3.9)	(79.3)	NM
Depreciation and amortization	(39.4)	(36.6)	(8)%	(150.4)	(142.3)	(6)%
Operating income (loss)	133.5	101.5	32%	461.5	423.6	9%
Other income (expense):
Interest expense, floor plan	(21.4)	(18.4)	(16)%	(86.9)	(67.2)	(29)%
Interest expense, other, net	(29.9)	(28.3)	(6)%	(118.0)	(114.6)	(3)%
Other income (expense), net	(0.1)	(0.1)	NM	(0.5)	0.1	NM
Total other income (expense)	(51.4)	(46.8)	(10)%	(205.4)	(181.7)	(13)%
Income (loss) before taxes	82.1	54.7	50%	256.1	241.9	6%
Provision for income taxes - benefit (expense)	(23.5)	(16.0)	(47)%	(40.1)	(63.7)	37%
Net income (loss)	$58.6	$38.7	51%	$216.0	$178.2	21%

Basic earnings (loss) per common share	$1.72	$1.14	51%	$6.34	$5.09	25%
Basic weighted-average common shares outstanding	34.1	33.9	(1)%	34.1	35.0	3%

Diluted earnings (loss) per common share	$1.67	$1.11	50%	$6.18	$4.97	24%
Diluted weighted-average common shares outstanding	35.2	34.8	(1)%	35.0	35.9	3%
Dividends declared per common share	$0.35	$0.30	17%	$1.25	$1.16	8%
NM = Not Meaningful

Franchised Dealerships Segment - Reported

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,914.8	$1,664.1	15%	$6,425.5	$6,215.0	3%
Fleet new vehicles	27.2	21.8	25%	95.3	92.2	3%
Total new vehicles	1,942.0	1,685.9	15%	6,520.8	6,307.2	3%
Used vehicles	757.0	727.5	4%	2,919.8	3,050.3	(4)%
Wholesale vehicles	49.8	39.3	27%	188.9	204.5	(8)%
Total vehicles	2,748.8	2,452.7	12%	9,629.5	9,562.0	1%
Parts, service and collision repair	469.7	425.2	10%	1,802.9	1,714.2	5%
Finance, insurance and other, net	140.5	123.2	14%	506.8	498.6	2%
Total revenues	3,359.0	3,001.1	12%	11,939.2	11,774.8	1%
Gross Profit:
Retail new vehicles	104.4	122.2	(15)%	376.9	518.7	(27)%
Fleet new vehicles	0.7	0.9	(22)%	3.0	4.0	(25)%
Total new vehicles	105.1	123.1	(15)%	379.9	522.7	(27)%
Used vehicles	36.0	35.1	3%	150.2	162.9	(8)%
Wholesale vehicles	(2.7)	(2.7)	—%	(4.6)	(3.3)	(39)%
Total vehicles	138.4	155.5	(11)%	525.5	682.3	(23)%
Parts, service and collision repair	238.5	212.6	12%	908.9	852.7	7%
Finance, insurance and other, net	140.5	123.2	14%	506.8	498.6	2%
Total gross profit	517.4	491.3	5%	1,941.2	2,033.6	(5)%
Selling, general and administrative expenses	(348.5)	(329.1)	(6)%	(1,375.4)	(1,314.6)	(5)%
Impairment charges	(0.2)	(1.0)	NM	(1.2)	(1.0)	NM
Depreciation and amortization	(32.7)	(29.4)	(11)%	(124.4)	(112.3)	(11)%
Operating income (loss)	136.0	131.8	3%	440.2	605.7	(27)%
Other income (expense):
Interest expense, floor plan	(18.0)	(14.6)	(23)%	(70.6)	(49.2)	(43)%
Interest expense, other, net	(28.6)	(27.5)	(4)%	(112.7)	(109.7)	(3)%
Other income (expense), net	—	0.1	NM	(0.5)	0.2	NM
Total other income (expense)	(46.6)	(42.0)	(11)%	(183.8)	(158.7)	(16)%
Income (loss) before taxes	89.4	89.8	—%	256.4	447.0	(43)%
Add: Impairment charges	0.2	1.0	NM	1.2	1.0	NM
Segment income (loss)	$89.6	$90.8	(1)%	$257.6	$448.0	(43)%

Unit Sales Volume:
Retail new vehicles	32,250	28,491	13%	111,450	107,257	4%
Fleet new vehicles	506	500	1%	1,805	2,000	(10)%
Total new vehicles	32,756	28,991	13%	113,255	109,257	4%
Used vehicles	25,702	24,365	5%	101,976	100,210	2%
Wholesale vehicles	5,692	4,440	28%	21,018	20,602	2%
Retail new & used vehicles	57,952	52,856	10%	213,426	207,467	3%
Used:New Ratio	0.80	0.86	(7)%	0.91	0.93	(2)%

Gross Profit Per Unit:
Retail new vehicles	$3,238	$4,289	(25)%	$3,382	$4,836	(30)%
Fleet new vehicles	$1,363	$1,780	(23)%	$1,636	$1,989	(18)%
New vehicles	$3,209	$4,246	(24)%	$3,354	$4,784	(30)%
Used vehicles	$1,401	$1,440	(3)%	$1,473	$1,626	(9)%
Finance, insurance and other, net	$2,424	$2,330	4%	$2,374	$2,403	(1)%

NM = Not Meaningful
Note: Reported Franchised Dealerships Segment results include (i) same store results from the “Franchised Dealerships Segment - Same Store” table below and (ii) the effects of acquisitions, open points, dispositions and holding company impacts for the periods reported. All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Franchised Dealerships Segment - Same Store

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,907.0	$1,661.0	15%	$6,409.0	$6,163.8	4%
Fleet new vehicles	27.2	21.8	25%	95.3	91.3	4%
Total new vehicles	1,934.2	1,682.8	15%	6,504.3	6,255.1	4%
Used vehicles	750.6	725.9	3%	2,905.6	3,021.3	(4)%
Wholesale vehicles	49.7	39.0	27%	188.2	202.1	(7)%
Total vehicles	2,734.5	2,447.7	12%	9,598.0	9,478.5	1%
Parts, service and collision repair	466.9	424.0	10%	1,796.6	1,700.3	6%
Finance, insurance and other, net	139.8	123.0	14%	505.3	494.8	2%
Total revenues	3,341.2	2,994.7	12%	11,899.9	11,673.6	2%
Gross Profit:
Retail new vehicles	104.1	122.0	(15)%	376.4	514.9	(27)%
Fleet new vehicles	0.7	0.9	(22)%	3.0	4.0	(25)%
Total new vehicles	104.8	122.9	(15)%	379.3	518.9	(27)%
Used vehicles	35.6	35.0	2%	149.9	161.6	(7)%
Wholesale vehicles	(2.7)	(2.6)	(4)%	(4.3)	(2.3)	(87)%
Total vehicles	137.7	155.3	(11)%	524.9	678.2	(23)%
Parts, service and collision repair	236.9	211.6	12%	904.6	844.5	7%
Finance, insurance and other, net	139.8	123.0	14%	505.3	494.8	2%
Total gross profit	$514.4	$489.9	5%	$1,934.8	$2,017.5	(4)%

Unit Sales Volume:
Retail new vehicles	32,122	28,408	13%	111,138	106,047	5%
Fleet new vehicles	506	500	1%	1,805	1,971	(8)%
Total new vehicles	32,628	28,908	13%	112,943	108,018	5%
Used vehicles	25,492	24,286	5%	101,465	99,063	2%
Wholesale vehicles	5,665	4,411	28%	20,907	20,324	3%
Retail new & used vehicles	57,614	52,694	9%	212,603	205,110	4%
Used:New Ratio	0.79	0.85	(7)%	0.91	0.93	(2)%

Gross Profit Per Unit:
Retail new vehicles	$3,241	$4,294	(25)%	$3,387	$4,855	(30)%
Fleet new vehicles	$1,363	$1,780	(23)%	$1,636	$2,042	(20)%
New vehicles	$3,212	$4,250	(24)%	$3,359	$4,804	(30)%
Used vehicles	$1,396	$1,440	(3)%	$1,477	$1,631	(9)%
Finance, insurance and other, net	$2,427	$2,334	4%	$2,377	$2,413	(1)%
Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$—	$—	—%	$—	$1.0	(100)%
Used vehicles	436.0	492.5	(11)%	1,838.0	2,143.8	(14)%
Wholesale vehicles	21.4	22.6	(5)%	95.8	111.7	(14)%
Total vehicles	457.4	515.1	(11)%	1,933.8	2,256.5	(14)%
Finance, insurance and other, net	48.8	41.5	18%	194.0	177.9	9%
Total revenues	506.2	556.6	(9)%	2,127.8	2,434.4	(13)%
Gross Profit:
Retail new vehicles	—	—	—%	—	0.1	(100)%
Used vehicles	0.8	1.7	(53)%	15.2	(17.1)	189%
Wholesale vehicles	(0.6)	(0.4)	(50)%	(1.3)	0.9	(244)%
Total vehicles	0.2	1.3	(85)%	13.9	(16.1)	186%
Finance, insurance and other, net	48.8	41.5	18%	194.0	177.9	9%
Total gross profit	49.0	42.8	14%	207.9	161.8	28%
Selling, general and administrative expenses	(42.6)	(48.0)	11%	(165.7)	(247.0)	33%
Impairment charges	(1.3)	(15.7)	NM	(2.7)	(78.3)	NM
Depreciation and amortization	(5.4)	(6.2)	13%	(21.8)	(26.6)	18%
Operating income (loss)	(0.3)	(27.1)	99%	17.7	(190.1)	109%
Other income (expense):
Interest expense, floor plan	(3.0)	(3.8)	21%	(14.2)	(17.4)	18%
Interest expense, other, net	(0.7)	(0.7)	—%	(2.7)	(3.2)	16%
Other income (expense), net	0.1	—	NM	—	(0.1)	NM
Total other income (expense)	(3.6)	(4.5)	20%	(16.9)	(20.7)	18%
Income (loss) before taxes	(3.9)	(31.6)	88%	0.8	(210.8)	100%
Add: Impairment charges	1.3	15.7	NM	2.7	78.3	NM
Segment income (loss)	$(2.6)	$(15.9)	84%	$3.5	$(132.5)	103%

Unit Sales Volume:
Retail new vehicles	—	—	—%	—	11	(100)%
Used vehicles	16,674	17,562	(5)%	69,053	73,676	(6)%
Wholesale vehicles	2,752	2,621	5%	11,059	11,512	(4)%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,974	$2,461	21%	$3,029	$2,183	39%
NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	436.0	447.7	(3)%	1,828.3	1,788.6	2%
Wholesale vehicles	21.3	19.8	8%	92.6	88.3	5%
Total vehicles	457.4	467.5	(2)%	1,920.9	1,876.9	2%
Finance, insurance and other, net	49.3	37.5	31%	195.5	149.4	31%
Total revenues	506.7	505.0	—%	2,116.4	2,026.3	4%
Gross Profit:
Used vehicles	0.8	1.0	(20)%	15.6	(8.3)	288%
Wholesale vehicles	(0.6)	(0.3)	(100)%	(0.6)	1.6	(138)%
Total vehicles	0.2	0.8	(75)%	15.0	(6.7)	324%
Finance, insurance and other, net	49.3	37.5	31%	195.5	149.4	31%
Total gross profit	$49.5	$38.3	29%	$210.5	$142.7	48%

Unit Sales Volume:
Used vehicles	16,674	16,071	4%	68,690	62,605	10%
Wholesale vehicles	2,752	2,363	16%	10,850	9,375	16%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,004	$2,398	25%	$3,074	$2,253	36%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market’s opening.

Powersports Segment - Reported

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$17.5	$16.1	9%	$82.0	$88.6	(7)%
Used vehicles	4.7	2.4	96%	22.3	19.5	14%
Wholesale vehicles	0.1	0.7	(86)%	2.3	2.6	(12)%
Total vehicles	22.3	19.2	16%	106.6	110.7	(4)%
Parts, service and collision repair	7.0	6.7	4%	43.6	45.3	(4)%
Finance, insurance and other, net	1.3	1.3	—%	7.1	7.2	(1)%
Total revenues	30.6	27.2	13%	157.3	163.2	(4)%
Gross Profit:
Retail new vehicles	2.2	2.3	(4)%	11.5	16.6	(31)%
Used vehicles	1.0	0.7	43%	5.3	5.4	(2)%
Wholesale vehicles	(0.1)	(0.1)	—%	(0.3)	(0.2)	(50)%
Total vehicles	3.1	2.9	7%	16.5	21.8	(24)%
Parts, service and collision repair	3.1	2.8	11%	20.1	21.3	(6)%
Finance, insurance and other, net	1.3	1.3	—%	7.1	7.2	(1)%
Total gross profit	7.5	7.0	7%	43.7	50.3	(13)%
Selling, general and administrative expenses	(8.5)	(9.2)	8%	(35.9)	(38.9)	8%
Depreciation and amortization	(1.2)	(1.0)	(20)%	(4.2)	(3.4)	(24)%
Operating income (loss)	(2.2)	(3.2)	31%	3.6	8.0	(55)%
Other income (expense):
Interest expense, floor plan	(0.5)	—	(100)%	(2.1)	(0.6)	(250)%
Interest expense, other, net	(0.7)	(0.2)	(250)%	(2.6)	(1.7)	(53)%
Other income (expense), net	—	(0.1)	NM	—	—	NM
Total other income (expense)	(1.2)	(0.3)	(300)%	(4.7)	(2.3)	(104)%
Income (loss) before taxes	(3.4)	(3.5)	3%	(1.1)	5.7	(119)%
Add: impairment charges	—	—	NM	—	—	NM
Segment income (loss)	$(3.4)	$(3.5)	3%	$(1.1)	$5.7	(119)%

Unit Sales Volume:
Retail new vehicles	940	948	(1)%	4,244	4,842	(12)%
Used vehicles	520	289	80%	2,228	2,261	(1)%
Wholesale vehicles	16	66	(76)%	146	216	(32)%

Gross Profit Per Unit:
Retail new vehicles	$2,338	$2,429	(4)%	$2,713	$3,435	(21)%
Used vehicles	$1,940	$2,307	(16)%	$2,397	$2,394	—%
Finance, insurance and other, net	$868	$1,066	(19)%	$1,092	$1,017	7%

NM = Not Meaningful

Powersports Segment - Same Store

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$16.4	$16.1	2%	$80.3	$88.4	(9)%
Used vehicles	4.3	2.4	79%	21.3	19.0	12%
Wholesale vehicles	0.2	0.7	(71)%	2.5	2.6	(4)%
Total vehicles	20.9	19.2	9%	104.1	110.0	(5)%
Parts, service and collision repair	6.6	6.7	(1)%	42.4	45.0	(6)%
Finance, insurance and other, net	1.2	1.3	(8)%	7.0	7.2	(3)%
Total revenues	28.7	27.2	6%	153.5	162.2	(5)%
Gross Profit:
Retail new vehicles	2.0	2.3	(13)%	11.2	16.6	(33)%
Used vehicles	1.0	0.7	43%	5.1	5.3	(4)%
Wholesale vehicles	—	(0.2)	100%	(0.2)	(0.3)	33%
Total vehicles	3.0	2.8	7%	16.1	21.6	(25)%
Parts, service and collision repair	2.9	2.8	4%	19.5	21.2	(8)%
Finance, insurance and other, net	1.2	1.3	(8)%	7.0	7.2	(3)%
Total gross profit	$7.1	$6.9	3%	$42.6	$50.0	(15)%

Unit Sales Volume:
Retail new vehicles	884	948	(7)%	4,171	4,835	(14)%
Used vehicles	490	289	70%	2,125	2,218	(4)%
Wholesale vehicles	16	66	(76)%	143	215	(33)%
Retail new & used vehicles	1,374	1,237	11%	6,296	7,053	(11)%
Used:New Ratio	0.55	0.30	83%	0.51	0.46	11%

Gross Profit Per Unit:
Retail new vehicles	$2,307	$2,429	(5)%	$2,687	$3,430	(22)%
Used vehicles	$1,969	$2,307	(15)%	$2,420	$2,386	1%
Finance, insurance and other, net	$903	$1,066	(15)%	$1,106	$1,017	9%

Note: All currently operating powersports stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Non-GAAP Reconciliation - Consolidated - SG&A Expenses

	Three Months Ended December 31,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$263.5	$240.5	$(23.0)	(10)%
Advertising	19.1	20.8	1.7	8%
Rent	10.7	11.5	0.8	7%
Other	106.3	113.5	7.2	6%
Total SG&A expenses	$399.6	$386.3	$(13.3)	(3)%
Adjustments:
Cyber insurance proceeds	$10.0	$—
Acquisition and disposition related gain (loss)	2.7	—
Storm damage charges	(3.2)	—
Severance and long-term compensation charges	(0.5)	—
Total SG&A adjustments	$9.0	$—
Adjusted:
Total adjusted SG&A expenses	$408.6	$386.3	$(22.3)	(6)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	45.9%	44.4%	(150)	bps
Advertising	3.3%	3.8%	50	bps
Rent	1.9%	2.1%	20	bps
Other	18.5%	21.1%	260	bps
Total SG&A expenses as a % of gross profit	69.6%	71.4%	180	bps
Adjustments:
Cyber insurance proceeds	1.8%	—%
Acquisition and disposition related gain (loss)	0.5%	—%
Storm damage charges	(0.6)%	—%
Severance and long-term compensation charges	(0.1)%	—%
Total effect of adjustments	1.6%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.2%	71.4%	20	bps

Reported:
Total gross profit	$574.0	$541.1	$32.9	6%

Non-GAAP Reconciliation - Consolidated - SG&A Expenses (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$1,013.9	$1,016.3	$2.4	—%
Advertising	84.5	92.2	7.7	8%
Rent	36.6	46.1	9.5	21%
Other	442.0	445.9	3.9	1%
Total SG&A expenses	$1,577.0	$1,600.5	$23.5	1%
Adjustments:
Excess compensation related to CDK outage	$(11.4)	$—
Storm damage charges	(8.3)	(1.9)
Severance and long-term compensation charges	(5.5)	(5.1)
Closed store accrued expenses	(2.1)	—
Cyber insurance proceeds	10.0	—
Acquisition and disposition related gain (loss)	5.6	20.7
Gain (loss) on exit of leased dealerships	3.0	(4.3)
Total SG&A adjustments	$(8.7)	$9.4
Adjusted:
Total adjusted SG&A expenses	$1,568.3	$1,609.9	$41.6	3%
Reported:
SG&A expenses as a % of gross profit:
Compensation	46.2%	45.3%	(90)	bps
Advertising	3.9%	4.1%	20	bps
Rent	1.7%	2.1%	40	bps
Other	20.1%	19.8%	(30)	bps
Total SG&A expenses as a % of gross profit	71.9%	71.3%	(60)	bps
Adjustments:
Excess compensation related to CDK outage	(0.5)%	—%
Storm damage charges	(0.4)%	—%
Severance and long-term compensation charges	(0.3)%	(0.1)%
Closed store accrued expenses	(0.1)%	—%
Cyber insurance proceeds	0.5%	—%
Acquisition and disposition related gain (loss)	0.3%	0.2%
Gain (loss) on exit of leased dealerships	0.1%	—%
Total effect of adjustments	(0.4)%	0.1%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.5%	71.4%	(10)	bps

Reported:
Total gross profit	$2,192.8	$2,245.7	$(52.9)	(2)%
Adjustments:
Excess compensation related to CDK outage	$2.0	$—
Used vehicle inventory adjustment	—	10.0
Total adjustments	$2.0	$10.0
Adjusted:
Total adjusted gross profit	$2,194.8	$2,255.7	$(60.9)	(3)%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended December 31,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$233.9	$206.9	$(27.0)	(13)%
Advertising	11.9	10.8	(1.1)	(10)%
Rent	9.6	10.5	0.9	9%
Other	93.1	100.9	7.8	8%
Total SG&A expenses	$348.5	$329.1	$(19.4)	(6)%
Adjustments:
Cyber insurance proceeds	$10.0	$—
Acquisition and disposition related gain (loss)	3.5	—
Storm damage charges	(3.2)	—
Total SG&A adjustments	$10.3	$—
Adjusted:
Total adjusted SG&A expenses	$358.8	$329.1	$(29.7)	(9)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	45.2%	42.1%	(310)	bps
Advertising	2.3%	2.2%	(10)	bps
Rent	1.9%	2.1%	20	bps
Other	17.9%	20.6%	270	bps
Total SG&A expenses as a % of gross profit	67.3%	67.0%	(30)	bps
Adjustments:
Cyber insurance proceeds	1.9%	—%
Acquisition and disposition related gain (loss)	0.7%	—%
Storm damage charges	(0.6)%	—%
Total effect of adjustments	2.0%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	69.3%	67.0%	(230)	bps

Reported:
Total gross profit	$517.4	$491.3	$26.1	5%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$892.4	$856.6	$(35.8)	(4)%
Advertising	55.1	40.5	(14.6)	(36)%
Rent	39.2	40.3	1.1	3%
Other	388.7	377.2	(11.5)	(3)%
Total SG&A expenses	$1,375.4	$1,314.6	$(60.8)	(5)%
Adjustments:
Excess compensation related to CDK outage	$(11.0)	$—
Storm damage charges	(8.3)	(1.9)
Long-term compensation charges	(2.2)	—
Cyber insurance proceeds	10.0	—
Acquisition and disposition related gain (loss)	3.5	20.9
Total SG&A adjustments	$(8.0)	$19.0
Adjusted:
Total adjusted SG&A expenses	$1,367.4	$1,333.6	$(33.8)	(3)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	46.0%	42.1%	(390)	bps
Advertising	2.8%	2.0%	(80)	bps
Rent	2.0%	2.0%	—	bps
Other	20.1%	18.5%	(160)	bps
Total SG&A expenses as a % of gross profit	70.9%	64.6%	(630)	bps
Adjustments:
Excess compensation related to CDK outage	(0.7)%	—%
Storm damage charges	(0.5)%	(0.1)%
Long-term compensation charges	(0.1)%	—%
Cyber insurance proceeds	0.6%	—%
Acquisition and disposition related gain (loss)	0.2%	1.1%
Total effect of adjustments	(0.5)%	1.0%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	70.4%	65.6%	(480)	bps

Reported:
Total gross profit	$1,941.2	$2,033.6	$(92.4)	(5)%
Adjustments:
Excess compensation related to CDK outage	$2.0	$—
Total adjustments	$2.0	$—
Adjusted:
Total adjusted gross profit	$1,943.2	$2,033.6	$(90.4)	(4)%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses

	Three Months Ended December 31,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$23.8	$26.9	$3.1	12%
Advertising	6.7	9.6	2.9	30%
Rent	0.9	1.0	0.1	10%
Other	11.2	10.5	(0.7)	(7)%
Total SG&A expenses	$42.6	$48.0	$5.4	11%
Adjustments:
Acquisition and disposition related gain (loss)	$(0.8)	$—
Total SG&A adjustments	$(0.8)	$—
Adjusted:
Total adjusted SG&A expenses	$41.8	$48.0	$6.2	13%
Reported:
SG&A expenses as a % of gross profit:
Compensation	48.6%	62.8%	1,420	bps
Advertising	13.7%	22.5%	880	bps
Rent	1.9%	2.3%	40	bps
Other	22.8%	24.7%	190	bps
Total SG&A expenses as a % of gross profit	87.0%	112.3%	2,530	bps
Adjustments:
Acquisition and disposition related gain (loss)	(1.5)%	—%
Total effect of adjustments	(1.5)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	85.5%	112.3%	2,680	bps

Reported:
Total gross profit	$49.0	$42.8	$6.2	14%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$95.8	$132.0	$36.2	27%
Advertising	27.7	49.9	22.2	44%
Rent	(1.7)	6.3	8.0	127%
Other	43.9	58.8	14.9	25%
Total SG&A expenses	$165.7	$247.0	$81.3	33%
Adjustments:
Severance and long-term compensation charges	$(2.8)	$(5.1)
Closed store accrued expenses	(2.1)	—
Excess compensation related to CDK outage	(0.4)	—
Gain (loss) on exit of leased dealerships	3.0	(4.3)
Acquisition and disposition related gain (loss)	2.1	(0.3)
Total SG&A adjustments	$(0.2)	$(9.7)
Adjusted:
Total adjusted SG&A expenses	$165.5	$237.3	$71.8	30%
Reported:
SG&A expenses as a % of gross profit:
Compensation	46.1%	81.6%	3,550	bps
Advertising	13.3%	30.9%	1,760	bps
Rent	(0.8)%	3.9%	470	bps
Other	21.1%	36.3%	1,520	bps
Total SG&A expenses as a % of gross profit	79.7%	152.7%	7,300	bps
Adjustments:
Severance and long-term compensation charges	(1.4)%	(7.7)%
Closed store accrued expenses	(1.1)%	—%
Excess compensation related to CDK outage	(0.2)%	—%
Gain (loss) on exit of leased dealerships	1.5%	(6.4)%
Acquisition and disposition related gain (loss)	1.1%	(0.4)%
Total effect of adjustments	(0.1)%	(14.5)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	79.6%	138.2%	7,310	bps

Reported:
Total gross profit	$207.9	$161.8	$46.1	28%
Adjustments:
Used vehicle inventory adjustment	$—	$10.0
Total adjustments	$—	$10.0
Adjusted:
Total adjusted gross profit	$207.9	$171.8	$36.1	21%

Non-GAAP Reconciliation - Powersports Segment - SG&A Expenses

	Three Months Ended December 31,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$5.9	$6.7	$0.8	12%
Advertising	0.5	0.4	(0.1)	(25)%
Rent	0.1	—	(0.1)	—%
Other	2.0	2.1	0.1	5%
Total SG&A expenses	$8.5	$9.2	$0.7	8%
Adjustments:
Long-term compensation charges	$(0.5)	$—
Total SG&A adjustments	$(0.5)	$—
Adjusted:
Total adjusted SG&A expenses	$8.0	$9.2	$1.2	13.0%
Reported:
SG&A expenses as a % of gross profit:
Compensation	77.5%	96.2%	1,870	bps
Advertising	6.0%	5.2%	(80)	bps
Rent	1.4%	0.7%	(70)	bps
Other	28.3%	29.5%	120	bps
Total SG&A expenses as a % of gross profit	113.2%	131.6%	1,840	bps
Adjustments:
Long-term compensation charges	(6.6)%	—%
Total effect of adjustments	(6.6)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	106.6%	131.6%	2,500	bps

Reported:
Total gross profit	$7.5	$7.0	$0.5	7%

Non-GAAP Reconciliation - Powersports Segment - SG&A Expenses (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$25.7	$27.7	$2.0	7%
Advertising	1.7	1.8	0.1	6%
Rent	(0.9)	(0.5)	0.4	80%
Other	9.4	9.9	0.5	5%
Total SG&A expenses	$35.9	$38.9	$3.0	8%
Adjustments:
Long-term compensation charges	$(0.5)	$—
Total SG&A adjustments	$(0.5)	$—
Adjusted:
Total adjusted SG&A expenses	$35.4	$38.9	$3.5	9%
Reported:
SG&A expenses as a % of gross profit:
Compensation	58.7%	55.0%	(370)	bps
Advertising	3.9%	3.5%	(40)	bps
Rent	(2.1)%	(1.0)%	110	bps
Other	21.5%	19.7%	(180)	bps
Total SG&A expenses as a % of gross profit	82.0%	77.2%	(480)	bps
Adjustments:
Long-term compensation charges	(1.1)%	—%
Total effect of adjustments	(1.1)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	80.9%	77.2%	(370)	bps
Reported:
Total gross profit	$43.7	$50.3	$(6.6)	(13)%

Non-GAAP Reconciliation - Franchised Dealerships Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2024	2023	% Change	2024	2023	% Change
	(In millions)
Reported:
Income (loss) before taxes	$89.4	$89.8	—%	$256.4	$447.0	(43)%
Add: impairment charges	0.2	1.0		1.2	1.0
Segment income (loss)	$89.6	$90.8	(1)%	$257.6	$448.0	(43)%

Adjustments:
Cyber insurance proceeds	$(10.0)	$—		$(10.0)	$—
Acquisition and disposition related (gain) loss	(3.5)	—		(3.5)	(20.9)
Storm damage charges	3.2	—		8.3	1.9
Long-term compensation charges	—	—		2.2	—
Excess compensation related to CDK outage	—	—		13.0	—
Total pre-tax adjustments	$(10.3)	$—		$10.0	$(19.0)

Adjusted:
Segment income (loss)	$79.3	$90.8	(13)%	$267.6	$429.0	(38)%

Non-GAAP Reconciliation - EchoPark Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2024	2023	% Change	2024	2023	% Change
	(In millions)
Reported:
Income (loss) before taxes	$(3.9)	$(31.6)	88%	$0.8	$(210.8)	100%
Add: impairment charges	1.3	15.7		2.7	78.3
Segment income (loss)	$(2.6)	$(15.9)	84%	$3.5	$(132.5)	103%

Adjustments:
Acquisition and disposition related (gain) loss	$0.8	$—		$(2.1)	$0.3
Loss (gain) on exit of leased dealerships	—	—		(3.0)	4.3
Severance and long-term compensation charges	—	—		2.8	5.1
Used vehicle inventory valuation adjustment	—	—		—	10.0
Excess compensation related to CDK outage	—	—		0.4	—
Closed store accrued expenses	—	—		2.1	—
Total pre-tax adjustments	$0.8	$—		$0.2	$19.7

Adjusted:
Segment income (loss)	$(1.8)	$(15.9)	89%	$3.7	$(112.8)	103%

Non-GAAP Reconciliation - Powersports Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2024	2023	% Change	2024	2023	% Change
	(In millions)
Reported:
Income (loss) before taxes	$(3.4)	$(3.5)	3%	$(1.1)	$5.7	(119)%
Add: impairment charges	—	—		—	—
Segment income (loss)	$(3.4)	$(3.5)	3%	$(1.1)	$5.7	(119)%

Adjustments:
Long-term compensation charges	$0.5	$—		$0.5	$—
Total pre-tax adjustments	$0.5	$—		$0.5	$—

Adjusted:
Adjusted segment income (loss)	$(2.9)	$(3.5)	17%	$(0.6)	$5.7	(111)%

Non-GAAP Reconciliation - Consolidated - Net Income (Loss) and Diluted Earnings (Loss) Per Share

	Three Months Ended December 31, 2024			Three Months Ended December 31, 2023
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	35.2	$58.6	$1.67	34.8	$38.7	$1.11
Adjustments:
Acquisition and disposition related (gain) loss		$(2.7)			$—
Impairment charges		1.5			16.7
Storm damage charges		3.2			—
Severance and long-term compensation charges		0.5			—
Cyber insurance proceeds		(10.0)			—
Total pre-tax adjustments		$(7.5)			$16.7
Tax effect of above items		2.0			(4.3)
Non-recurring tax items		—			5.8
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	35.2	$53.1	$1.51	34.8	$56.9	$1.63

	Twelve Months Ended December 31, 2024			Twelve Months Ended December 31, 2023
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	35.0	$216.0	$6.18	35.9	$178.2	$4.97
Adjustments:
Acquisition and disposition related (gain) loss		$(5.6)			$(20.7)
Storm damage charges		8.3			1.9
Impairment charges		3.9			79.3
Loss (gain) on exit of leased dealerships		(3.0)			4.3
Severance and long-term compensation charges		5.5			5.1
Used vehicle inventory valuation adjustment		—			10.0
Closed store accrued expenses		2.1			—
Cyber insurance proceeds		(10.0)			—
Excess compensation related to CDK outage		13.4			—
Total pre-tax adjustments		$14.6			$79.9
Tax effect of above items		(3.8)			(19.9)
Non-recurring tax items		(31.0)			5.8
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	35.0	$195.8	$5.60	35.9	$244.0	$6.81

Non-GAAP Reconciliation - Adjusted EBITDA

	Three Months Ended December 31, 2024				Three Months Ended December 31, 2023
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$58.6				$38.7
Provision for income taxes				23.5				16.0
Income (loss) before taxes	$89.4	$(3.9)	$(3.4)	$82.1	$89.8	$(31.6)	$(3.5)	$54.7
Non-floor plan interest (1)	27.1	0.6	0.7	28.4	25.9	0.7	0.1	26.7
Depreciation and amortization (2)	34.2	5.4	1.2	40.8	31.2	6.1	1.0	38.3
Stock-based compensation expense	5.5	—	—	5.5	6.0	—	—	6.0
Impairment charges	0.2	1.3	—	1.5	1.0	15.7	—	16.7
Severance and long-term compensation charges	—	—	0.5	0.5	—	—	—	—
Acquisition and disposition-related (gain) loss	(3.5)	0.8	—	(2.7)	—	—	—	—
Storm damage charges	3.2	—	—	3.2	—	—	—	—
Cyber insurance proceeds	(10.0)	—	—	(10.0)	—		—	—
Adjusted EBITDA	$146.1	$4.2	$(1.0)	$149.3	$153.9	$(9.1)	$(2.4)	$142.4

	Twelve Months Ended December 31, 2024				Twelve Months Ended December 31, 2023
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$216.0				$178.2
Provision for income taxes				40.1				63.7
Income (loss) before taxes	$256.4	$0.8	$(1.1)	$256.1	$447.0	$(210.8)	$5.7	$241.9
Non-floor plan interest (1)	107.0	2.6	2.6	112.2	103.2	3.2	1.7	108.1
Depreciation and amortization (2)	130.0	21.6	4.3	155.9	118.8	26.6	3.4	148.8
Stock-based compensation expense	21.3	—	—	21.3	23.3	—	—	23.3
Loss (gain) on exit of leased dealerships	—	(3.0)	—	(3.0)	—	4.3	—	4.3
Impairment charges	1.2	2.7	—	3.9	1.0	78.3	—	79.3
Loss on debt extinguishment	0.6	—	—	0.6	—	—	—	—
Severance and long-term compensation charges	2.2	2.9	0.5	5.6	—	5.1	—	5.1
Acquisition and disposition-related (gain) loss	(3.8)	(2.5)	—	(6.3)	(20.7)	0.3	—	(20.4)
Storm damage charges	8.3	—	—	8.3	1.9	—	—	1.9
Used vehicle inventory valuation adjustment	—	—	—	—	—	10.0	—	10.0
Excess compensation related to CDK outage	13.0	0.4	—	13.4	—	—	—	—
Cyber insurance proceeds	(10.0)	—	—	(10.0)	—	—	—	—
Closed store accrued expenses	—	2.1	—	2.1	—	—	—	—
Adjusted EBITDA	$526.2	$27.6	$6.3	$560.1	$674.5	$(83.0)	$10.8	$602.3
(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.

Non-GAAP Reconciliation - EchoPark Segment Operations and Closed Stores

	Three Months Ended December 31, 2024			Three Months Ended December 31, 2023			Better / (Worse) % Change
	EchoPark Operations	Closed Stores	Total EchoPark Segment	EchoPark Operations	Closed Stores	Total EchoPark Segment	EchoPark Operations	Closed Stores	Total EchoPark Segment
	(In millions, except unit and per unit data)

Total revenues	$506.7	$(0.5)	$506.2	$505.0	$51.6	$556.6	—%	(101)%	(9)%
Total gross profit	$49.5	$(0.5)	$49.0	$38.3	$4.5	$42.8	29%	(111)%	14%

Income (loss) before taxes	$(1.0)	$(2.9)	$(3.9)	$(12.6)	$(19.0)	$(31.6)	92%	85%	88%
Non-floor plan interest (1)	$0.5	$0.1	$0.6	$0.6	$0.1	$0.7	NM	NM	NM
Depreciation and amortization (2)	$5.4	$—	$5.4	$5.7	$0.4	$6.1	NM	NM	NM
Acquisition and disposition-related (gain) loss	$—	$0.8	$0.8	$—	$—	$—	NM	NM	NM
Impairment charges	$—	$1.3	$1.3	$—	$15.7	$15.7	NM	NM	NM
Adjusted EBITDA	$4.9	$(0.7)	$4.2	$(6.3)	$(2.8)	$(9.1)	178%	75%	146%

Used vehicle unit sales volume	16,674	$—	16,674	16,071	1,491	17,562	4%	(100)%	(5)%
Total used vehicle and F&I gross profit per unit	3,004	NM	$2,927	$2,398	NM	$2,461	25%	NM	19%

NM = Not Meaningful

Non-GAAP Reconciliation - EchoPark Segment Operations and Closed Stores (Continued)

	Twelve Months Ended December 31, 2024			Twelve Months Ended December 31, 2023			Better / (Worse) % Change
	EchoPark Operations	Closed Stores	Total EchoPark Segment	EchoPark Operations	Closed Stores	Total EchoPark Segment	EchoPark Operations	Closed Stores	Total EchoPark Segment
	(In millions, except unit and per unit data)

Total revenues	$2,116.4	$11.4	$2,127.8	$2,026.3	$408.1	$2,434.4	4%	(97)%	(13)%
Total gross profit	$210.5	$(2.6)	$207.9	$142.7	$19.1	$161.8	48%	(114)%	28%

Income (loss) before taxes	$8.3	$(7.5)	$0.8	$(79.9)	$(130.9)	$(210.8)	110%	94%	100%
Non-floor plan interest (1)	$2.2	$0.4	$2.6	$2.4	$0.8	$3.2	NM	NM	NM
Depreciation and amortization (2)	$21.6	$—	$21.6	$22.2	$4.4	$26.6	NM	NM	NM
Acquisition and disposition-related (gain) loss	$—	$(2.5)	$(2.5)	$—	$0.3	$0.3	NM	NM	NM
Closed store accrued expenses	$—	$2.1	$2.1	$—	$—	$—	NM	NM	NM
Impairment charges	$—	$2.7	$2.7	$—	$78.3	$78.3	NM	NM	NM
Loss (gain) on exit of leased dealerships	$—	$(3.0)	$(3.0)	$—	$4.3	$4.3	NM	NM	NM
Severance and long-term compensation charges	$—	$2.9	$2.9	$—	$5.1	$5.1	NM	NM	NM
Excess compensation related to CDK outage	$0.4	$—	$0.4	$—	$—	$—	NM	NM	NM
Used vehicle inventory valuation adjustment	$—	$—	$—	$5.8	$4.2	$10.0	NM	NM	NM
Adjusted EBITDA	$32.5	$(4.9)	$27.6	$(49.5)	$(33.5)	$(83.0)	166%	85%	133%

Used vehicle unit sales volume	68,690	363	69,053	62,605	11,071	73,676	10%	(97)%	(6)%
Total used vehicle and F&I gross profit per unit	$3,074	NM	$3,029	$2,253	NM	$2,183	36%	NM	39%

NM = Not Meaningful
(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.